--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002
Dear Shareholder:

      With an economy looking to find secure footing, volatility was widespread through the overall marketplace for the semi-annual period. After the events of September 11th, investors flocked to the bond market in search of stability. However, at the onset of the period, returns in the fixed income markets were depressed as strong consumer and military spending indicated the potential for an economic recovery. Fluctuations continued into 2002 as bonds posted strong returns during the first two months of the new year. In the closing days of March, fixed income securities reversed their positive trend only to once again rally during April. For the six months ended April 30, 2002, the LEHMAN BROTHERS AGGREGATE INDEX, a broad measure of the taxable bond market, finished relatively flat at -0.01%.*

      Much of the activity in the market can be attributed to the actions of the Federal Reserve Board (the "Fed"). After eleven rate reductions in 2001, the Fed ended its accommodative monetary policy in the first quarter to assess the impact of 4.75% of monetary stimulus on the economy. While this was an acknowledgement that the country is in the early stages of economic recovery, it also signaled that rates might rise on the belief that a comeback in inflation poses the same risk as further economic weakness. In March, fixed income markets suffered following the Fed's decision to leave rates unchanged, which led the investment community to anticipate an economy in the early stages of recovery.

      Looking broadly at the fixed income market, mortgage-backed securities provided strong returns as fears of rising interest rates reduced the volume of prepayments as the speed of mortgage refinancings decreased. Corporate bonds experienced mixed returns over the period as concerns surrounding corporate earnings and accounting practices increased the event risk within that sector and impeded returns. In the wake of Enron's collapse, many companies have now begun to reduce their debt and increase their credit quality. Longer-term U.S. Government bond prices (which move in the opposite direction from yields) lagged during the period with more promising economic data emerging throughout the period. However, towards the latter part of the period, we believed Treasuries were attractively priced and that rates should fall, barring a robust economic recovery.

      Closing out the period, despite rising unemployment numbers in April, U.S. manufacturing, measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels while retail sales continued to grow. Inflation levels remained relatively benign and low inventory levels should continue to support the manufacturing data. However, we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery.

      The fluctuations seen in the bond market over the last six months reemphasize the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of doing this, and we encourage you to consult one when making an investment.

      The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein
----------------------                             -----------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

----------
* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") for the six months ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the changes in the Trust's stock price and NAV:

                               ----------------------------------------------------------------
                                 4/30/02       10/31/01      CHANGE         HIGH          LOW
-----------------------------------------------------------------------------------------------
  STOCK PRICE                    $14.49         $14.39         0.69%      $16.1514      $14.17
-----------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)          $16.28         $16.05         1.43%      $16.28        $15.51
-----------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE       5.09%          4.23%       20.33%        5.43%         4.18%
-----------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product (GDP) during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee (FOMC) to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher Fed funds rate by year-end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     For the period, the LEHMAN BROTHERS MORTGAGE INDEX returned 1.57% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgages saw poor performance during the first two months of the period as prepayments increased dramatically and the volume of refinancing reached record levels. The first quarter of 2002 fared much better for mortgage-backed securities, which benefited from reduced volatility and increased demand. During the first three months of 2002, refinancing activity, as measured by the MBAA (Mortgage Banking Association of America) Refinance Index, declined 78% from the all-time high it reached in November, helping mortgages to outperform Treasuries by 1.14% on a duration adjusted basis. Although lower coupon mortgages outperformed during November and December, decreased volatility in 2002 allowed higher coupons to outperform lower coupon issues year-to-date. Prepayments are expected to remain elevated for several months as over 25% of the mortgage coupons outstanding have an incentive to refinance. Despite increasing discussions of reform initiatives that could potentially affect FNMA and FHLMC, there has been little impact on their performance.

     For the semi-annual period, the LEHMAN BROTHERS U.S. CREDIT INDEX returned -0.45% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. No clear pattern emerged in the corporate sector, as there was great disparity in returns among sub-sectors and individual names. The market suffered from accusations regarding accounting irregularities, earnings quality issues, off-balance sheet financing risks, and volatile equity and Treasury markets. For the period, higher quality intermediate maturity bonds outperformed lower quality investment grade issues. Following record gross new issuance of $587 billion in 2001, market expectations for supply in 2002 are lower due to reductions in capital expenditure, declining global mergers and acquisitions and a lower level of overall economic activity. Escalated accounting concerns have prompted rating agencies to consider harsher standards and have led to increasing downgrades relative to upgrades. Some firms, under widespread scrutiny, have begun to provide more transparency, which should gradually improve corporate fundamentals. Corporates suffered over the final month of the period as individual credit issues have caused some contagion, and many corporations have found they have little pricing power, which will pressure future profits.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives.

     The following chart shows the Trust's asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                   APRIL 30, 2002    OCTOBER 31, 2001
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                     22%                22%
--------------------------------------------------------------------------------
Multiple Class Mortgage Pass-Throughs               21%                22%
--------------------------------------------------------------------------------
U.S. Government and Agency Securities               20%                 6%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities            14%                18%
--------------------------------------------------------------------------------
Corporate Bonds                                     11%                15%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                              5%                 6%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                3%                 6%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities            2%                 3%
--------------------------------------------------------------------------------
Asset-Backed Securities                              2%                 2%
--------------------------------------------------------------------------------

     The Trust remains on schedule to achieve its primary investment objective of returning the initial offering price to shareholders on or about its planned termination date.

     The Trust continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date of December 31, 2009. The Trust benefited from enhanced interest income and price appreciation due to strong performance by mortgages over the period. As mortgage refinancing spiked to record levels over the final two months of 2001, the Trust was positioned to minimize prepayment and extension risk with a core position in lower coupon mortgages and 15-year pass-throughs. The Trust's bias towards 15-years benefited performance as 15-years led 30-years for the semi-annual period. The Trust modestly reduced its exposure to corporates as volatility and credit risk spread through the corporate marketplace. Also, the Trust selectively added Treasuries towards the latter part of the period on the belief that Treasuries had become more attractively priced.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in The BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Michael P. Lustig
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                                  BCT
--------------------------------------------------------------------------------
  Initial Offering Date:                                         June 17, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/02:                                $14.49
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                    $16.28
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/02 ($14.49)(1):             5.18%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                       $  0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                    $  0.7500
--------------------------------------------------------------------------------

(1) Yield on closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*   (000)          DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--139.4%
                   MORTGAGE PASS-THROUGHS--3.1%
                 Federal National Mortgage Association,
        $1,294     5.50%,  1/01/17 - 2/01/17 ............... $ 1,285,308
         217       6.50%,  7/01/29 .........................     219,839
                                                             -----------
                                                               1,505,147
                                                             -----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--25.9%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         2,168+    Series 1510, Class 1510-G,
                     5/15/13 ...............................   2,282,991
           400     Series 1534, Class 1534-IG,
                     2/15/10 ...............................     385,872
           600+    Series 1601, Class 1601-SD,
                     10/15/08 ..............................     615,000
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           319     Trust 1992-43, Class 43-E,
                     4/25/22 ...............................     332,942
         1,000+    Trust 1993-49, Class 49-H,
                     4/25/13 ...............................   1,046,320
           143     Trust 1993-69, Class 69-Z,
                     1/25/22 ...............................     145,656
         3,053+    Trust 1993-79, Class 79-PK,
                     4/25/22 ...............................   3,161,407
         3,146+    Trust 1993-87, Class 87-J,
                     4/25/22 ...............................   3,114,005
           692     Trust 1993-214, Class 214-SK,
                     12/25/08 ..............................     716,068
           643     Trust 1994-13, Class 13-SJ,
                     2/25/09 ...............................     662,398
                                                             -----------
                                                              12,462,659
                                                             -----------
                 INVERSE FLOATING RATE
                 MORTGAGES--30.8%
AAA        462   Citicorp Mortgage Securities, Inc.,
                   Series 1993-14, Class A-4,
                     11/25/23 ..............................     467,299
Aaa        550   Countrywide Funding Corp.,
                   Series 1994-2, Class A-12S,
                     2/25/09 ...............................     582,302
Aaa        866   Countrywide Mortgage-Backed
                   Securities, Inc.,
                   Series 1993-D, Class A-15,
                     1/25/09 ...............................     896,529
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           336     Series 1425, Class 1425-SB,
                     12/15/07 ..............................     386,097
           319     Series 1506, Class 1506-S,
                     5/15/08 ...............................  $  362,157
           465     Series 1515, Class 1515-S,
                     5/15/08 ...............................     507,026
           193     Series 1580, Class 1580-SD,
                     9/15/08 ...............................     199,809
           647     Series 1606, Class 1606-SC,
                     11/15/08 ..............................     712,338
           423     Series 1618, Class 1618-SA,
                     11/15/08 ..............................     435,543
         1,023     Series 1626, Class 1626-SA,
                     12/15/08 ..............................     977,324
           555     Series 1661, Class 1661-SB,
                     1/15/09 ...............................     602,350
           500     Series 1688, Class 1688-S,
                     12/15/13 ..............................     504,375
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
           608     Trust 1992-187, Class 187-SB,
                     10/25/07 ..............................     703,465
           645     Trust 1992-190, Class 190-S,
                     11/25/07 ..............................     794,005
         1,515     Trust 1993-156, Class 156-SE,
                     10/25/19 ..............................   1,566,525
           605     Trust 1993-173, Class 173-SA,
                     9/25/08 ...............................     580,258

           589     Trust 1993-191, Class 191-SD,
                     10/25/08 ..............................     663,044
           412     Trust 1993-202, Class 202-VB,
                     11/25/23 ..............................     439,548
           166     Trust 1993-209, Class 209-SG,
                     8/25/08 ...............................     167,445
           498     Trust 1993-214, Class 214-SH,
                     12/25/08 ..............................     520,798
           544     Trust 1993-224, Class 224-SE,
                     11/25/23 ..............................     552,486
Aaa        600   PaineWebber Mortgage
                   Acceptance Corp.,
                   Series 1994-6, Class A-9,
                     4/25/09 ...............................     607,781
                 Residential Funding Mortgage
                   Securities, Inc.,
AAA        751     Series 1993-S23, Class A-12,
                     6/25/08 ...............................     784,111
AAA        776     Series 1993-S23, Class A-16,
                     6/25/08 ...............................     821,737
                                                             -----------
                                                              14,834,352
                                                             -----------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--19.5%
        18,416   Chase Mortgage Finance Corp.,
                   Series 1999-S4, Class A-14,
                     4/25/29 ...............................      54,672


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*   (000)          DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--(CONT'D)
       $ 8,846   Credit Suisse First Boston Mortgage
                   Securities Corp.,
                   Series 1998-1, Class A-7,
                     9/25/28 ................................. $   9,675
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
             5     Series 65, Class 65-I,
                     8/15/20 .................................   104,584
             2     Series 141, Class 141-H,
                     5/15/21 .................................    22,965
         2,698     Series 194, Class 194-IO,
                     4/01/28 .................................   613,582
             6     Series 1114, Class 1114-J,
                     7/15/06 .................................    78,550
             7     Series 1285, Class 1285-M,
                     5/15/07 .................................    52,531
         1,030     Series 1353, Class 1353-S,
                     8/15/07 .................................    88,857
         1,842     Series 1645, Class 1645-IB,
                     9/15/08 .................................   197,078
           259     Series 1747, Class 1747-I,
                     6/15/23 .................................     5,330
         1,317     Series 2039, Class 2039-PI,
                     2/15/12 .................................   117,675
           443     Series 2049, Class 2049-LC,
                     10/15/23 ................................    28,493
           379     Series 2061, Class 2061-JR,
                     9/20/22 .................................    28,586
         2,266     Series 2063, Class 2063-PU,
                     10/15/26 ................................   507,043
         1,134     Series 2075, Class 2075-IB,
                     12/15/21 ................................    45,366
         9,410     Series 2081, Class 2081-S,
                     5/15/25 .................................   623,424
         3,024     Series 2306, Class 2306-PM,
                     5/15/26 .................................   476,359
         6,909     Series 2376, Class 2376-MI,
                     7/15/11 .................................   788,068
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             1     Trust G-21, Class 21-L,
                     7/25/21 .................................    31,839
            97     Trust G93-25, Class 25-J,
                     12/25/19 ................................   148,496
             4     Trust 1991-72, Class 72-H,
                     7/25/06 .................................    80,992
            39     Trust 1992-51, Class 51-K,
                     4/25/07 .................................   592,612
            25     Trust 1992-174, Class 174-S,
                     9/25/22 .................................    67,014
            14     Trust 1993-8, Class 8-HA,
                     1/25/08 .................................   316,798
            30     Trust 1993-49, Class 49-L,
                     4/25/13 .................................   300,000
           598     Trust 1993-138, Class 138-JK,
                     5/25/19 .................................     9,336
         2,518     Trust 1993-191, Class 191-S,
                     10/25/07 ................................ $   2,361
           767     Trust 1993-194, Class 194-PV,
                     6/25/08 .................................    76,247
         5,027     Trust 1993-208, Class 208-S,
                     2/25/23 .................................   317,351
           930     Trust 1993-223, Class 223-PT,
                     10/25/23 ................................    98,984
           443     Trust 1994-39, Class 39-PE,
                     1/25/23 .................................    44,496
         1,387     Trust 1994-42, Class 42-SO,
                     3/25/23 .................................   166,570
         1,500     Trust 1996-20, Class 20-SB,
                     10/25/08 ................................   300,000
         1,259     Trust 1996-20, Class 20-SL,
                     9/25/08 .................................   342,756
         7,358     Trust 1997-81, Class 81-SD,
                     12/18/27 ................................     1,150
         1,500     Trust 1997-90, Class 90-M,
                     1/25/28 .................................   377,055
         1,223     Trust 1998-30, Class 30-QG,
                     12/18/25 ................................   189,559
           400     Trust 1998-43, Class 43-YI,
                     7/18/28 .................................     7,746
         3,206     Trust 2001-9, Class 9-IB,
                     5/25/27 .................................   547,024
         2,069     Trust 2001-29, Class 29-BE,
                     5/25/28 .................................   234,682

         4,895     Trust 2001-80, Class 80-PI,
                     9/25/23 .................................   569,099
           385   Government National Mortgage
                   Association, REMIC Pass-Through
                   Certificates,
                   Trust 1998-24, Class 24-IB,
                     5/20/23 .................................    25,008
         1,351   Norwest Asset Securities Corp.,
                   Series 1998-5, Class A-5,
                     3/25/28 .................................    94,584
           692   PNC Mortgage Securities Corp.,
                   Series 1998-8, Class 4-X,
                     10/25/13 ................................   117,635
                 Residential Funding Mortgage
                   Securities, Inc.,
         3,772     Series 1993-S44, Class A-4,
                     11/25/23 ................................   254,624
         5,799     Series 1998-S19, Class A-8,
                     8/25/28 .................................    15,403
            86   Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class B,
                     10/23/17 ................................    15,713
        20,166   Structured Asset Securities Corp.,
                   Series 1999-ALS1, Class ALS1-3AX,
                     5/25/29 .................................   138,642
        33,049   Vendee Mortgage Trust,
                   Series 2002-1, Class 1-1IO,
                     10/15/31 ................................    72,295
                                                              ----------
                                                               9,398,909
                                                              ----------


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*   (000)          DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--3.3%
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
       $ 1,341     Trust 1994-46, Class 46-D,
                     11/25/23 .............................. $ 1,335,502
            98     Trust 1996-54, Class 54-A,
                     4/25/21 ...............................      96,791
AAA        104   PaineWebber Mortgage
                   Acceptance Corp.  IV,
                   Series 1993-5, Class A-14,
                     6/25/08 ...............................      92,454
AAA         86   Salomon Brothers Mortgage
                   Securities Inc. VI,
                   Series 1987-3, Class A,
                     10/23/17 ..............................      74,714
                                                             -----------
                                                               1,599,461
                                                             -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--4.0%
AAA         79   Citicorp Mortgage Securities, Inc.,
                   Series 1998-3, Class A-6,
                     6.75%, 5/25/28 ........................      80,363
AAA        750   NYC Mortgage Loan Trust, Multifamily,
                   Series 1996, Class A-2,
                     6.75%, 6/25/11** ......................     770,625
AAA      1,000   Prudential Securities Secured
                   Financing Corp.,
                   Series 1998-C1, Class A1-B,
                     6.506%, 7/15/08 .......................   1,048,709
                                                             -----------
                                                               1,899,697
                                                             -----------
                 ASSET-BACKED SECURITIES--2.8%
AAA      1,230+  Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 8/15/05 .......................   1,259,405
NR         240++ GLOBAL RATED ELIGIBLE ASSET TRUST,
                   SERIES 1998-A, CLASS A-1,
                     7.33%, 3/15/06 @/** ...................      22,181
                 Structured Mortgage Asset
                   Residential Trust,
NR         579++   Series 1997-2,
                     8.24%, 3/15/06 @/@@ ...................      33,291
NR         642++   Series 1997-3,
                     8.724%, 4/15/06 @/@@ ..................      36,904
                                                             -----------
                                                               1,351,781
                                                             -----------
                 U.S GOVERNMENT AND AGENCY
                 SECURITIES--27.9%
           268   Small Business Administration,
                   Series 1998-10, Class 10-A,
                     6.12%, 2/01/08 ........................     270,602
        11,000+  U.S. Treasury Bond Strip,
                   Zero Coupon, 11/15/09 ...................   7,328,750
                 U.S. Treasury Notes,
         1,450+    3.50%, 11/15/06 .........................   1,396,075
           100     4.25%, 5/31/03 ..........................     102,016
           500+    5.00%, 8/15/11 ..........................     496,015
         2,700+    5.75%, 11/15/05 .........................   2,846,799
           550+    6.00%, 8/15/09 ..........................     585,321
           385+    6.625%, 5/15/07 .........................     420,551
                                                             -----------
                                                              13,446,129
                                                             -----------
                 TAXABLE MUNICIPAL BONDS--6.9%
AAA        500   Fresno California
                   Pension Obligation,
                   Series 1994, 7.80%,  6/01/14 ............     568,775
AAA        500   Kern County California
                   Pension Obligation,
                   6.98%, 8/15/09 ..........................     538,570
                 Los Angeles County California
                   Pension Obligation,
AAA      1,000     Series A, 8.62%, 6/30/06 ................   1,129,790
AAA        500     Series D, 6.97%, 6/30/08 ................     541,545
AAA        500   Orleans Parish Louisiana
                   School Board,
                   Series A, 6.60%, 2/01/08 ................     524,970
                                                             -----------
                                                               3,303,650
                                                             -----------

                 CORPORATE BONDS--15.2%
                 FINANCE & BANKING--6.0%
A+         600   Equitable Life Assured Society,
                   6.95%, 12/01/05** .......................     623,858
A+         500   Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03** .......................     515,460
AA-      1,000   Morgan Stanley Group, Inc.,
                   10.00%, 6/15/08 .........................   1,175,060
AAA        500   PaineWebber Group, Inc.,
                   8.875%, 3/15/05 .........................     554,905
                                                             -----------
                                                               2,869,283
                                                             -----------
                 INDUSTRIALS--4.8%
BBB-       100   American Airlines, Inc.,
                   Secured Equipment Trust,
                   Series 1990-M,
                   10.44%, 3/04/07 .........................     106,086
A        1,000   Dow Capital BV,
                   9.20%, 6/01/10 ..........................   1,172,390
BBB+       500   Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 ..........................     546,205
BBB+       500   TCI  Communications, Inc.,
                   8.25%, 1/15/03 ..........................     512,860
                                                             -----------
                                                               2,337,541
                                                             -----------
                 UTILITIES--2.2%
A          500   Alltel Corp.,
                   7.50%, 3/01/06 ..........................     524,485
Baa1       500   Ohio Edison Co.,
                   8.625%, 9/15/03 .........................     523,505
                                                             -----------
                                                               1,047,990
                                                             -----------


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
RATING*   (000)          DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 YANKEE--2.2%
BBB     $  500   Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ........................ $   518,943
A-         500   Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** .......................     528,765
                                                             -----------
                                                               1,047,708
                                                             -----------
                 Total corporate bonds .....................   7,302,522
                                                             -----------
                 Total long-term investments
                   (cost $63,874,587) ......................  67,104,307
                                                             -----------
                 SHORT-TERM INVESTMENT--2.9%
                 DISCOUNT NOTE
         1,400   Federal Home Loan Bank,
                   1.79%,  5/01/02
                   (cost $1,400,000) .......................   1,400,000
                                                             -----------
                 Total investments before
                   outstanding put
                   option written--142.3%
                   (cost $65,274,587) ......................  68,504,307
                                                             -----------

--------------------------------------------------------------------------------
        NOTIONAL
         AMOUNT                                                   VALUE
RATING*   (000)          DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------
                 OUTSTANDING PUT OPTION WRITTEN--(0.1%)
       $25,000   Interest Rate Swap,
                   3 months LIBOR over 3.98%
                   expires 6/05/02
                   (premium received $118,750) ............. $   (38,802)
                                                             -----------
                 Total investments, net of outstanding
                   put option written--142.2% ..............  68,465,505
                 Liabilities in excess of other
                   assets--(42.2%) ......................... (20,323,286)
                                                             -----------

                 NET ASSETS--100% .......................... $48,142,219
                                                             ===========
----------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 6.2% of its net assets in securities restricted as to resale.
   + Entire or partial  principal  amount  pledged  as  collateral  for  reverse repurchase agreements or financial futures contracts.
  ++ Security is fair valued. (Note 1)
   @ Illiquid securities  representing 0.19% of net assets.
  @@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $107,729.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:
               REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $65,274,587) (Note 1) .......... $68,504,307
Cash .......................................................      77,647
Interest receivable ........................................     993,998
Due from broker--variation margin (Notes 1 & 3) ............       9,113
Receivable for investment sold .............................       4,027
Other assets ...............................................       7,715
                                                             -----------
                                                              69,596,807
                                                             -----------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................  21,211,931
Outstanding option written, at value
  (premium received $118,750) (Note 1 & 3) .................      38,802
Interest payable ...........................................      24,678
Investment advisory fee payable (Note 2) ...................      21,510
Deferred directors fees (Note 1) ...........................       5,869
Administration fee payable (Note 2) ........................       5,866
Other accrued expenses .....................................     145,932
                                                             -----------
                                                              21,454,588
                                                             -----------
NET ASSETS ................................................. $48,142,219
                                                             ===========
Net assets were comprised of:
  Common stock, par value (Note 5) ......................... $    29,571
Paid-in capital in excess of par ...........................  40,372,832
                                                             -----------
                                                              40,402,403
  Undistributed net investment income ......................   5,377,806
  Accumulated net realized loss ............................  (1,178,892)
  Net unrealized appreciation ..............................   3,540,902
                                                             -----------
Net assets, April 30, 2002 ................................. $48,142,219
                                                             ===========
NET ASSET VALUE PER SHARE:
  ($48,142,219 / 2,957,093 shares of
  common stock issued and outstanding) .....................      $16.28
                                                                  ======

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of discount/premium
  accretion/amortization of $1,560,621 and
  interest expense of $160,997) ............................ $ 3,205,415
                                                             -----------

OPERATING EXPENSES
  Investment advisory ......................................     128,294
  Administration ...........................................      34,989
  Custodian ................................................      30,000
  Independent accountants ..................................      24,000
  Reports to shareholders ..................................      19,500
  Directors ................................................       7,500
  Legal ....................................................       6,500
  Transfer agent ...........................................       5,500
  Miscellaneous ............................................      13,601
                                                             -----------
    Total operating expenses ...............................     269,884
                                                             -----------
Net investment income before excise tax ....................   2,935,531
  Excise tax ...............................................     135,500
                                                             -----------
Net investment income ......................................   2,800,031
                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ..............................................     405,643
  Option written ...........................................      89,077
  Futures ..................................................    (507,127)
                                                             -----------
                                                                 (12,407)
                                                             -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................  (1,301,364)
  Option written ...........................................      79,948
  Futures ..................................................     208,863
  Interest rate cap ........................................       9,803
                                                             -----------
                                                              (1,002,750)
                                                             -----------

NET LOSS ON INVESTMENTS ....................................  (1,015,157)
                                                             -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................ $ 1,784,874
                                                             ===========


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS USED FOR
  OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ..............................................  $ 1,784,874
                                                             -----------
Increase in investments ...................................   (8,838,196)
Decrease in receivable for securities sold ................        1,510
Decrease in payable for securities purchased ..............     (873,316)
Net realized loss .........................................       12,407
Decrease in unrealized appreciation .......................    1,002,750
Increase in interest rate cap .............................      (71,419)
Increase in interest receivable ...........................      (23,530)
Decrease in due from broker-variation margin ..............       66,203
Increase in other assets ..................................         (946)
Increase in interest payable ..............................       19,559
Increase in net options written ...........................      207,827
Decrease in accrued expenses ..............................      (46,897)
                                                             -----------
  Total adjustments .......................................   (8,544,048)
                                                             -----------
Net cash flows used for operating activities ..............  $(6,759,174)
                                                             ===========
INCREASE (DECREASE) IN CASH
NET CASH FLOWS USED FOR OPERATING ACTIVITIES ..............  $(6,759,174)
                                                             -----------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ...............    7,839,293
  Cash dividends paid .....................................   (1,108,808)
                                                             -----------
Net cash flows provided by financing activities ...........    6,730,485
                                                             -----------
  Net decrease in cash ....................................      (28,689)
  Cash at beginning of period .............................      106,336
                                                             -----------
  Cash at end of period ...................................  $    77,647
                                                             ===========


--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED       YEAR ENDED
                                               APRIL 30,     OCTOBER 31,
                                                 2002           2001
                                             ------------    -----------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ....................  $ 2,800,031    $ 3,467,213
  Net realized loss ........................      (12,407)       (10,528)
  Net change in unrealized
  appreciation (depreciation) ..............   (1,002,750)     5,979,787
                                             ------------    -----------
  Net increase in net assets resulting
    from operations ........................    1,784,874      9,436,472
  Dividends from
    net investment income ..................   (1,108,808)    (2,291,507)
                                             ------------    -----------
  Total increase ...........................      676,066      7,144,965

NET ASSETS
Beginning of period ........................   47,466,153     40,321,188
                                             ------------    -----------
End of period (including
  undistributed net investment
  income of $5,377,806 and
  $3,686,583, respectively) ................  $48,142,219    $47,466,153
                                              ===========    ===========


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                             SIX MONTHS ENDED   ------------------------------------------------------
                                              APRIL 30, 2002    2001         2000       1999        1998        1997
                                                   -------      -------     -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............. $ 16.05      $ 13.64     $ 13.64     $ 15.01    $ 14.48     $ 13.46
                                                   -------      -------     -------     -------    -------     -------
  Net investment income (net of interest expense
    of $0.05, $0.30, $0.36, $0.33, $0.36 and
    $0.36, respectively) .........................     .94         1.17         .91         .93       1.20        1.10
Net realized and unrealized gain (loss) ..........    (.34)        2.01        (.09)      (1.45)       .23         .82
                                                   -------      -------     -------     -------    -------     -------
Net increase (decrease) from investment operations     .60         3.18         .82        (.52)      1.43        1.92
                                                   -------      -------     -------     -------    -------     -------
Dividends from net investment income .............    (.37)        (.77)       (.82)       (.85)      (.90)       (.90)
                                                   -------      -------     -------     -------    -------     -------
Net asset value, end of period* .................. $ 16.28      $ 16.05     $ 13.64     $ 13.64    $ 15.01     $ 14.48
                                                   =======      =======     =======     =======    =======     =======
Market value, end of period* ..................... $ 14.49      $ 14.39     $ 11.94     $ 11.44    $ 13.25     $ 12.13
                                                   =======      =======     =======     =======    =======     =======
TOTAL INVESTMENT RETURN+ .........................    3.32%       27.66%      12.11%      (7.68)%    17.15%      19.05%
                                                   =======      =======     =======     =======    =======     =======

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...............................    1.15%+++     1.16%       1.31%       1.03%      1.01%       1.02%
Operating expenses and interest expense ..........    1.84%+++     3.20%       4.02%       3.33%      3.44%       3.65%
Operating expenses, interest expense and
  excise taxes ...................................    2.42%+++     3.52%       4.36%       3.49%      3.51%       3.65%
Net investment income ............................   12.00%+++     7.93%       6.83%       6.58%      8.13%       8.03%

SUPPLEMENTAL DATA:
Average net assets (000) ......................... $47,039      $43,701     $39,425     $41,909    $43,482     $40,416
Portfolio turnover ...............................      12%          19%         36%         25%        25%         36%
Net assets, end of period (000) .................. $48,142      $47,466     $40,321     $40,345    $44,395     $42,810
Reverse repurchase agreements outstanding,
  end of period (000) ............................ $21,212      $13,373     $18,850     $16,304    $19,770     $20,363
Asset coverage++ ................................. $ 3,270      $ 4,550     $ 3,139     $ 3,475    $ 3,246     $ 3,102

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results. Total investment returns for period of less than one full year is not annualized.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.




                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or about December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On December 3, 1999, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BCT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. On April 30, 2002, the Trust held two positions that were valued at fair value, which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no

Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $128,294, $241,016, $218,030 and $231,176, respectively. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets. The total dollar amounts paid to the Administrator by the Trust under the Administration Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $34,989, $65,732, $59,463 and $63,048, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended April 30, 2002 aggregated $16,975,480 and $7,236,612, respectively.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

   The Federal income tax basis of the Trust's investments at April 30, 2002 was $65,301,568, and accordingly, net unrealized appreciation was $3,202,739 (gross unrealized appre- ciation--$4,869,301, gross unrealized depreciation-- $1,666,562).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $1,031,000, of which $806,000 expires in 2003 and $225,000 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     Details of open financial futures contracts at April 30, 2002 were as follows:

                                           VALUE AT     VALUE AT
NUMBER OF                    EXPIRATION      TRADE      APRIL 30,   UNREALIZED
CONTRACTS          TYPE         DATE         DATE         2002     APPRECIATION
--------        ----------   ----------   ----------   ----------  ------------
Long Position:  10-yr U.S.
   83             T-Note      June '02    $8,530,453   $8,761,687    $231,234
                                          ==========   ==========    ========

   Transactions in options written during the period ended April 30, 2002, were as follows:
                                                          NATIONAL
                                                           AMOUNT      PREMIUM
                                                            (000)     RECEIVED
                                                          -------     --------
Options outstanding at October 31, 2001                        --           --
Options written                                           $56,700     $243,014
Options terminated in closing purchase transactions       (31,700)    (124,264)
                                                          -------     --------
Options outstanding at April 30, 2002                     $25,000     $118,750
                                                          =======     ========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding for the six months ended April 30, 2002 was approximately $17,309,000 at a weighted average interest rate of approximately 1.87%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $21,458,625 as of March 31, 2002 which was 27.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

 The Trust did not enter into any dollar roll transactions during the six months ended April 30, 2002.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 2,957,093 shares outstanding at April 30, 2002, the Advisor owned 7,093 shares.

NOTE 6. DIVIDENDS

Subsequent to April 30, 2002, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0625 per share payable May 31, 2002 to shareholders of record on May 15, 2002.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the back of this report.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect three Directors as follows:

DIRECTOR:                          CLASS              TERM             EXPIRING
-------                           ------              -----            --------
Frank J. Fabozzi ..............     III              3 years             2005
Walter F. Mondale .............     III              3 years             2005
Ralph L. Schlosstein ..........     III              3 years             2005

      Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

      Shareholders elected the three Directors. The results of the voting were as follows:

                                 VOTES FOR        VOTES AGAINST      ABSTENTIONS
                                ----------        -------------     ------------
Frank J. Fabozzi ..............  2,731,032             --              38,835
Walter F. Mondale .............  2,719,616             --              50,251
Ralph L. Schlosstein ..........  2,731,115             --              38,752

      Laurence D. Fink, Chairman of the Trust's Board of Directors, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor:Laurence D. Fink --Chief Executive Officer, Ralph L.Schlosstein--Director and President, Robert S. Kapito--Director and ViCE Chairman, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
             THE BLACKROCK BROAD INVESTMENTGRADE2009 TERMTRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. Government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33 1/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or projected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Advisor will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Advisor will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is allowed to leverage at approximately 33 1/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE- Mortgage instruments with interest rates that adjust BACKED SECURITIES (ARMS): at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:   Securities  backed by  various  types of  receivables
                           such as automobile and credit card receivables.

CLOSED-END FUND:           Investment  vehicle  which  initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           Trust   invests  in  a  portfolio  of  securities  in
                           accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE    Mortgage-backed  securities  which separate  mortgage
OBLIGATIONS (CMOs):        pools into short-, medium-, and long- term securities
                           with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE        Mortgage-backed   securities  secured  or  backed  by
BACKED SECURITIES (CMBS):  mortgage loans on commercial properties.

DISCOUNT:                  When a Trust's  net asset  value is greater  than its
                           market price the Trust is said to be trading at a discount.

DIVIDEND:                  Income  generated by  securities  in a portfolio  and
                           distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders  may  elect  to have all  dividends  and
                           distributions   of   capital   gains    automatically
                           reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA:                      Government  National  Mortgage  Association,  a  U.S.
                           Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:     Securities   issued   or   guaranteed   by  the  U.S.
                           Government,    or   one   of    its    agencies    or
                           instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:  Mortgage securities  including CMBS that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING RATE      Mortgage  instruments  with  coupons  that  adjust at
MORTGAGE:                  periodic intervals  according to a formula which sets
                           inversely with a market level interest rate index.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:     A mortgage  dollar roll is a transaction in which the
                           Trust sells  mortgage-backed  securities for delivery
                           in the current month and simultaneously  contracts to
                           repurchase  substantially  similar  (although not the
                           same) securities on a specified  future date.  During
                           the  "roll"  period,   the  Trust  does  not  receive
                           principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:    Mortgage-backed  securities  issued  by  Fannie  Mae,
                           Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                           Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                           STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES: Mortgage  securities  that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:             Mortgages  for  multi-family,  low- to  middle-income
                           housing.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                 Securities  issued in connection with  collateralized
                           mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE         In a reverse  repurchase  agreement,  the Trust sells
AGREEMENTS:                securities  and  agrees  to  repurchase   them  at  a
                           mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED   Arrangements  in which a pool of assets is  separated
SECURITIES:                into two classes that receive  different  proportions
                           of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

[LOGO]
BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report are as dated and are subject to change.

                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217


[LOGO] Printed on recycled paper                                     09247Q-10-6



THE BLACKROCK
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
--------------------------------------------------------------------------------
CONSOLIDATED
SEMI-ANNUAL REPORT
APRIL 30, 2002

[LOGO] BLACKROCK